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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 15, 2003

                       INVERNESS MEDICAL INNOVATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      001-16789                 04-3565120
      (State or other           (Commission file number)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)

             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 647-3900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         ITEM 9.  REGULATION FD DISCLOSURE

         On May 15, 2003, Inverness Medical Innovations, Inc. (the "Company") filed its quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Vice President of Finance of the Company accompanied that filing. Copies of the certifications are furnished below.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD. By this filing, the Company is not establishing the practice of filing all such officer certifications in a Current Report on Form 8-K in the future and may discontinue such filings at any time.


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                                  CERTIFICATION

         The undersigned officer of Inverness Medical Innovations, Inc. (the "Company") hereby certifies, to his knowledge, that the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date:  May 15, 2003                   /s/ Ron Zwanziger
                                      ------------------------------------------
                                      Ron Zwanziger
                                      Chief Executive Officer





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                                  CERTIFICATION

         The undersigned officer of Inverness Medical Innovations, Inc. (the "Company") hereby certifies, to his knowledge, that the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


Date:  May 15, 2003                       /s/ Duane L. James
                                          --------------------------------------
                                          Duane L. James
                                          Vice President of Finance


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVERNESS MEDICAL INNOVATIONS, INC.

                                      BY: /s/ Duane L. James
                                          --------------------------------------
                                          Duane L. James
                                          Vice President of Finance & Treasurer

Dated: May 19, 2003

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